UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2024

Invesco Mortgage Capital Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Spring Street N.W., Suite 2500
Atlanta,	Georgia	30309
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVR PrB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 29, 2024, Roseann Perlis, Chief Accounting Officer of Invesco Mortgage Capital Inc. (the "Company") notified the Company of her intention to retire from Invesco Ltd. (Invesco), the Company’s manager, later this year. Consistent with the Company’s succession planning, Ms. Perlis will resign as Chief Accounting Officer of the Company, effective August 1, 2024. Ms. Perlis will actively support the Company’s transition to the successor Chief Accounting Officer until the date of her retirement from Invesco.

On July 30, 2024, the Board of Directors of Company appointed Stephanie Botha as Chief Accounting Officer, effective August 1, 2024. Ms. Botha joined Invesco in 2013 and has served as Corporate Controller for the Company since 2018. Ms. Botha has more than thirteen years of real estate industry experience including five years as the European Controller for GE Capital in London, England. Prior to joining GE Capital, she spent over ten years in public accounting with Deloitte where she served various multi-national audit clients in a variety of industries. Ms. Botha is a CPA and holds a Master of Accountancy degree from the University of South Florida.

As of the time of the filing of this report, the Company has not entered into any material plans, contracts or arrangements to which Ms. Botha is a party or in which she participates, or any material amendment, in connection with the appointment described above.

There is no arrangement or understanding between Ms. Botha and any other persons pursuant to which Ms. Botha was selected as Chief Accounting Officer. There are no family relationships between Ms. Botha and any of the Company's directors, executive officers or other key personnel reportable under Item 401(d) of Regulation S-K. There are no related party transactions between the Company and Ms. Botha reportable under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By: /s/ R. Lee Phegley, Jr.
R. Lee Phegley, Jr.
Chief Financial Officer

Date: August 1, 2024